UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

VITAMIN SHOPPE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VITAMIN SHOPPE, INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on Wednesday, June 3, 2015

The proxy statement, Annual Report and other proxy materials are available at: www.envisionreports.com/VSI

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

VITAMIN SHOPPE, INC.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 24, 2015 to facilitate timely delivery. You will only receive a paper or email copy of these materials if you request them.

To request paper or email copies of proxy materials:
(please reference your 15-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone: 1-866-641-4276 (outside of the U.S and Canada call 201-680-6688)
Email: investorvote@computershare.com
(you must reference Proxy Materials Vitamin Shoppe in your email)
Internet: www.envisionreports.com/VSI

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Vitamin Shoppe, Inc. Stockholder:

The 2015 Annual Meeting of Stockholders of Vitamin Shoppe, Inc. will be held at La Quinta Inn & Suites, 350 Lighting Way, Secaucus, NJ 07094, on Wednesday, June 3, 2015, at 10:00 a.m. (local time).

Proposals to be considered at the annual meeting:

(1)	the election of ten directors to serve until the 2016 annual meeting;

(2)	an advisory vote to approve named executive officer compensation;

(3)	the approval of the Internal Revenue Code Section 162(m)-compliant Vitamin Shoppe, Inc. Covered Employee Performance-Based Compensation Plan; and

(4)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2015 fiscal year.

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4.

The Board of Directors has fixed the close of business on April 8, 2015 as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof.

YOU MUST REFERENCE YOUR 15-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER OR EMAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

71493

We encourage and cordially invite our stockholders of record as of the record date to attend the annual meeting. Directions to attend the annual meeting, where you may vote in person, can be found on our website, www.vitaminshoppe.com.

The following proxy materials are available for you to review online:

•	our 2015 proxy statement;

•	our annual report to stockholders, which includes our Annual Report for the fiscal year ended December 27, 2014 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the proxy materials:

(you must reference your 15-digit control number located on the reverse side of this form)

Telephone:  1-866-641-4276 (outside of the U.S. and Canada call 201-680-6688)

Email:  investorvote@computershare.com

(you must reference Proxy Materials Vitamin Shoppe in your email)

Internet:  www.envisionreports.com/VSI

The proxy materials for Vitamin Shoppe, Inc. are available to review at:

www.envisionreports.com/VSI

Have this notice available when you request a PAPER or EMAIL copy of the proxy materials,

when you want to view the proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled

“To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 15-digit control number located on the reverse side.